UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 26, 2006
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01. Other Events
NYSE Corporate Governance Disclosures.
As previously announced, CSK Auto Corporation (the “Company”) is in the process of completing the work to restate its financial statements for each of the two fiscal years 2003 and 2004, selected consolidated financial data for each of the four fiscal years 2001 through 2004 and interim financial information for each of its quarters in fiscal year 2004 and for the first three quarters of fiscal 2005, in order to account properly for the matters identified in connection with its Audit Committee-led accounting investigation, which was substantially concluded in September 2006. The Company previously obtained an extension from the New York Stock Exchange (NYSE) until February 28, 2007 to file its 2005 Annual Report on Form 10-K for its fiscal year ending January 29, 2006 with the Securities and Exchange Commission (SEC). As a result of the delay in filing the 2005 Form 10-K, the Company also postponed its 2005 Annual Meeting of Stockholders and distribution of the related Proxy Statement.
In light of the foregoing, the Company is not in a position to make certain disclosures required to be made in those filings under Section 303A of the NYSE Listed Company Manual, as more fully discussed below. Based on discussions with the Company, the NYSE advised the Company that it could provide the required corporate governance disclosures via the filing of this Current Report on Form 8-K.
The NYSE Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K and proxy statements. In particular, Section 303A of the NYSE Listed Company Manual requires companies to:
•	disclose the board’s evaluation of each director’s relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

•	disclose the availability of such company’s corporate governance guidelines, code of business conduct and ethics and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

•	disclose that (i) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (ii) such company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.
The Company intends to provide the following disclosures in its 2005 Form 10-K and/or Proxy Statement, both of which filings the Company is diligently working to complete, to be distributed to stockholders in substantially the form presented below.

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Director Independence
Pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors must meet the criteria for independence as established by the NYSE. Pursuant to the NYSE corporate governance listing standards, the Board has determined that a majority of the Company’s directors, specifically Ms. Henderson and Messrs. Godlas, Marquis and Philippin, are independent directors under the current NYSE standards. In so doing, the Board determined that each of these individuals meets the categorical independence standards of the NYSE. In addition, the Board considered transactions and relationships between each director and any member of his or her immediate family and the Company and its affiliates and subsidiaries to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.
Presiding Director for Executive Sessions
Our non-management directors meet regularly in executive session without the presence of Company management. Each of these executive sessions is chaired by a designated presiding director appointed annually by and from the independent directors. Mr. Marquis is currently our Board’s designated presiding director.
Communication with Non-Management Directors
Any shareholder or other interested party who desires to communicate with the Board of Directors or any particular director(s) (including the presiding director or the non-management directors as a group) may do so electronically by sending an e-mail to boardofdirectors@cskauto.com. Alternatively, a shareholder can contact the Board of Directors or any particular director(s) by writing to: CSK Auto, Inc., c/o Legal Department, General Counsel, Attention: Board of Directors at 645 East Missouri Avenue, Suite 400, Phoenix, AZ 85012. Additional information concerning shareholder communications with our Board is available on the Corporate Governance pages of the Investors area of our website at www.cskauto.com.
Corporate Governance Guidelines, Codes of Conduct and Committee Charters
The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Financial Officers and charters for the Audit, Compensation and Nominating & Corporate Governance Committees are available on the Corporate Governance pages of the Investors area of the Company’s website at www.cskauto.com. Copies of the Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Financial Officers and committee charters are also available to stockholders upon request to CSK Auto, Inc., c/o Legal Department, General Counsel at 645 East Missouri Avenue, Suite 400, Phoenix, AZ 85012. To the extent and in the manner required by the SEC rules and the NYSE listing standards, the Company will disclose any amendments to and/or waivers of (as the case may be) certain provisions of the codes of conduct on its website.
Annual CEO Certification
The chief executive officer and chief financial officer certifications required under Section 302 of the Sarbanes-Oxley Act of 2002 (the “SOX certifications”) were filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2005 (i.e., fiscal year 2004); however, as discussed above, the audited financial statements for fiscal year 2004 are now being restated. The SOX certifications will be provided in future Annual Reports following the Company’s restatement of its financial statements.
The Company’s chief executive officer has certified to the NYSE via the Section 303A Annual CEO Certification that he is not aware of any violation of the NYSE corporate governance listing standards by the Company. As discussed above, upon the filing of the Form 8-K, the Company will be in compliance with the NYSE corporate governance rules.
SEC Inquiry.
As previously announced, during the course of the Company’s internal investigation and following its conclusion, representatives of the Audit Committee of the Board of Directors and its advisors have met with representatives of the Securities and Exchange Commission to keep them advised as to the course of the Company’s investigation and its findings. The Company is continuing to share information with the SEC and to cooperate with the agency in its now formal, previously informal, investigation of these matters.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

By:	/s/ RANDI V. MORRISON

Randi V. Morrison
Senior Vice President, General Counsel & Secretary
DATED: December 26, 2006

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